LIBOR TRANSITION AMENDMENT
THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of October 26, 2021 (the “Amendment Effective Date”), is entered into between WEST PHARMACEUTICAL SERVICES, INC., a Pennsylvania corporation (the “Company” or “Borrowers’ Representative”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Company, the other borrowers party thereto (collectively with the “Borrowers” and each a “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent, have entered into that certain Credit Agreement dated as of March 28, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, certain Loans under the Credit Agreement denominated in Sterling, Yen, and Euros (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currencies. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Borrowers’ Representative and the Administrative Agent.
5.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in
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connection with the preparation, execution and delivery of this Agreement, including all reasonable fees and expenses of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.
(a)The Loan Documents, and the obligations of the Borrowers under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)The Borrowers’ Representative (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of the Borrowers’ obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge any Borrower’s obligations under the Loan Documents.
(c)The Borrowers’ Representative represents and warrants as follows:
(i)    It has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Borrowers’ Representative and constitutes the legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(iii)    No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including stockholders and creditors of the Borrowers) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except to the extent that such consent or authorization has been obtained or such filing or action has been completed prior to the date hereof.
(iv)    The execution and delivery of this Agreement does not violate any Requirement of Law or material Contractual Obligation of any Borrower or any of its Subsidiaries.
(iv)    Before and after giving effect to this Agreement, (A) the representations and warranties of each Borrower contained in Section 3 of the Credit Agreement or any other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are (1) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, true and correct and (2) with respect to representations and warranties that do not contain a materiality qualification and are not
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qualified by Material Adverse Effect, true and correct in all material respects, in each case, as of such earlier date; and (b) no Default or Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BORROWERS’ REPRESENTATIVE:    WEST PHARMACEUTICAL SERVICES, INC.

By: /s/ Charles Witherspoon
Name: Charles Witherspoon
Title: Vice President and Treasurer

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ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By:/s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

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Appendix A

TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Alternative Currency” means each of the following currencies: Sterling, Yen, and Euros.
“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.
1“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement:
(a)denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; and
(b)denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period;
provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
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“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

1“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that
(a)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro or €STR Loan, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan or €STR Loan, as applicable, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan or €STR Loan, as applicable, means a Business Day that is also a TARGET Day;
(b)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and (ii) Yen, means a day other than when banks are closed for general business in Japan; and
(c)    if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Committed Loan Notice” means a Notice of Borrowing, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, TIBOR, €STR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “TIBOR”, “€STR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Dollar” and “$” mean lawful money of the United States.
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“EONIA-€STR Spread” means, with respect to any day:
(a)    the percentage rate per annum which is, or remains, published on that day as the “EONIA-€STR spread” by the European Central Bank; or
(b)    if no such rate is, or remains, published on that day, the percentage rate per annum which was the “EONIA-€STR spread” most recently published by the European Central Bank.
“€STR” means, in relation to any day, the applicable €STR Screen Rate for that day.
“€STR Loan” means a Euro Swing Line Loan that bears interest at a rate based on the definition of “Enhanced €STR”. All €STR Loans must be denominated in Euros.
“€STR Screen Rate” means the euro short-term rate administered by the European Central Bank (or any other person which takes over the administration of that rate) as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent and the Swing Line Lender from time to time).
“Enhanced €STR” means, with respect to any day, the percentage rate per annum which is the equal to the sum of:
(a)    €STR; and
(b)    EONIA-€STR Spread,
and if that rate is less than zero, Enhanced €STR shall be deemed to be zero.
“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the last Business Day of each March, June, September and December and the Termination Date, (b) as to any €STR Loan, the last Business Day of each calendar quarter and the Termination Date and (c) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Borrowers’ Representative in its Committed Loan Notice; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
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(b)    any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the applicable maturity date set forth in the Credit Agreement.
“Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, (b) Euros, EURIBOR, and (c) Yen, TIBOR, as applicable.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.1193% per annum.
“Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous definition in the Credit Agreement.
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, a LIBOR Loan, an Alternative Currency Daily Rate Loan, an Alternative Currency Term Rate Loan, or an €STR Loan.
2.    Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)    Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate, Alternative Currency Term Rate or Enhanced €STR, as applicable; provided, that, to the extent any Loan bearing interest at the LIBOR Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the LIBOR Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear
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interest at the applicable Alternative Currency Daily Rate or Enhanced €STR, as applicable, immediately upon the effectiveness of this Agreement.
(b)     References to LIBOR Rate and LIBOR Loans in the Credit Agreement and Loan Documents.
(i)     References to the LIBOR Rate and LIBOR Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of LIBOR Rate and LIBOR Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, Alternative Currency Loans, Enhanced €STR and €STR Loans, as applicable; provided, that, references to the LIBOR Rate and LIBOR Loans in Section 2.01(d) of the Credit Agreement shall be deemed to be references to Enhanced €STR and €STR Loans, respectively.
(ii)     For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.
(c)     Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, “Enhanced €STR” or with respect to any rate (including, for the avoidance of doubt, the selection  of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)    Computation Dates. The Administrative Agent shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Computation Date and shall be the Dollar Equivalent of such amounts until the next Computation Date to occur.
(e)    Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:
(i)    Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Borrowers’ Representative’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $1,000,000 or a whole multiple of the
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Dollar Equivalent of $100,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the applicable Borrower is requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers’ Representative fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrowers’ Representative fails to specify a Type of Loan in a Committed Loan Notice or if the Borrowers’ Representative fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. If the Borrowers’ Representative requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Credit Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.
(ii)    Conforming Changes. With respect to any Alternative Currency Rate the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.
(iii)    Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the Borrowers shall use the Committed Loan Notice attached hereto as Exhibit A.
(f)    Euro Swing Line Loans. In addition to any other borrowing requirements set forth in the Credit Agreement,
    (i)    €STR Loans. Each Euro Swing Line Loan shall be an €STR Loan.
(ii)    Borrowing Procedures. Each Borrowing of Euro Swing Line Loans shall be made upon the German Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Committed Loan Notice; provided, that, any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Committed Loan Notice. Each such Notice of Borrowing must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m. (London time) on the requested Borrowing Date, and shall specify (1) the amount to be borrowed, which shall be a
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minimum principal amount of €500,000, and (2) the requested Borrowing Date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Committed Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Committed Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 12:00 p.m. (London time) on the date of the proposed Borrowing of Euro Swing Line Loans (A) directing the Swing Line Lender not to make such Euro Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.01(d)(i) of the Credit Agreement, or (B) that one or more of the applicable conditions specified in Section 4 of the Credit Agreement is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 1:00 p.m. (London time) on the Borrowing Date specified in such Committed Loan Notice, make the amount of its Euro Swing Line Loan available to the German Borrower.
(iii)    Conforming Changes. With respect to Enhanced €STR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
    (iv)    Committed Loan Notice. For purposes of Borrowing a Euro Swing Line Loan, the German Borrower shall use the Committed Loan Notice attached hereto as Exhibit A.
(g)    Interest.
    (i)    Subject to the provisions of the Credit Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Margin; (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Margin and (z) each Euro Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Enhanced €STR plus the Applicable Margin.
    (ii)    Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
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(h)     Computations. All computations of interest for Alternative Currency Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest with respect to €STR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Alternative Currency Loan for the day on which the Alternative Currency Loan or €STR Loan is made, and shall not accrue on an Alternative Currency Loan or €STR Loan, or any portion thereof, for the day on which the Alternative Currency Loan or €STR Loan or such portion thereof is paid, provided that any Alternative Currency Loan or €STR Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(i)    Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for a currency shall be deemed to apply to Alternative Currency Loans and SONIA, TIBOR and EURIBOR, as applicable, and the related defined terms shall be deemed to include Sterling, Yen and Euros and SONIA, TIBOR and EURIBOR, as applicable.
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Exhibit A

[FORM OF]
NOTICE OF BORROWING
(Alternative Currency Loans)

TO:    BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

FROM: WEST PHARMACEUTICAL SERVICES, INC.
RE:    Credit Agreement dated as of March 28, 2019 by and among West Pharmaceutical Services, Inc. (the “Company”), certain subsidiaries of the Company party thereto (together with the Company, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
Pursuant to Section 2.01(c) or 2.04 of the Agreement, as applicable, the undersigned hereby makes the following request:
1.    This request is for (choose one):
☐A Borrowing of Revolver Loans
☐A Borrowing or Euro Swing Line Loans
☐A Continuation of Revolver Loans
---
1.    On              (a Business Day)
2.    In the amount of [$]             [in the following currency: _______].
3.    Comprised of:    ☐ Alternative Currency Daily Rate Loans
☐ Alternative Currency Term Rate Loans
☐ €STR Loans

4.    For Alternative Currency Term Rate Loans: with an Interest Period of __ month[s].
5.    On behalf of ____________________________ [insert name of applicable Borrower]
[With respect to such Borrowing, the Borrowers’ Representative hereby represents and warrants that (i) such request complies with the requirements of Section 2.01 of the Credit Agreement and (ii) each of the
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conditions set forth in Section 4.02 of the Credit Agreement has been satisfied on and as of the date of such Borrowing.]1

[With respect to such Borrowing of Swing Line Loans, the Borrowers’ Representative hereby represents and warrants that (i) such request complies with the requirements of the first proviso to the first sentence of Section 2.01(c) or 2.01 (d) of the Credit Agreement, as applicable and (ii) each of the conditions set forth in Section 4.02 of the Credit Agreement has been satisfied on and as of the date of such Borrowing of Swing Line Loans.]2

[signature page follow]

1Include for Borrowings of Revolver Loans.
2Include for Borrowings of Swing Line Loans.
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The undersigned certifies to the accuracy of the foregoing.

Date:	WEST PHARMACEUTICAL SERVICES, INC., as Borrowers’ Representative By: Name: Title:

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